                                                                   EXHIBIT (13)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

           Registrant Name                     File Nos.
           ----------------------------------  ----------------------
           AGL SEPARATE ACCOUNT A              033-44745 / 811-01491
                                               033-44744 / 811-01491

           AGL SEPARATE ACCOUNT D              033-43390 / 811-02441
                                               002-49805 / 811-02441
                                               333-70667 / 811-02441
                                               333-40637 / 811-02441
                                               033-57730 / 811-02441

           AGL SEPARATE ACCOUNT VA-1           333-102302 / 811-07781

           AGL SEPARATE ACCOUNT VA-2           333-102303 / 811-01990

           AGL SEPARATE ACCOUNT VL-R           333-89897 / 811-08561
                                               333-42567 / 811-08561
                                               333-90787 / 811-08561

           AGL SEPARATE ACCOUNT VUL            333-102301 / 811-05794

 MERTON BERNARD AIDINOFF           Director          June 29, 2006
 ------------------------
 MERTON BERNARD AIDINOFF

 CHARLES H. DANGELO                Director          June 29, 2006
 ------------------------
 CHARLES H. DANGELO

 JOHN QUINLAN DOYLE         Director and President   June 29, 2006
 ------------------------
 JOHN QUINLAN DOYLE

 NEIL ANTHONY FAULKNER             Director          June 29, 2006
 ------------------------
 NEIL ANTHONY FAULKNER

 DAVID NEIL FIELDS                 Director          June 29, 2006
 ------------------------
 DAVID NEIL FIELDS

 KENNETH VINCENT HARKINS           Director          June 29, 2006
 ------------------------
 KENNETH VINCENT HARKINS

 DAVID LAWRENCE HERZOG             Director          June 29, 2006
 ------------------------
 DAVID LAWRENCE HERZOG

 ROBERT EDWARD LEWIS               Director          June 29, 2006
 ------------------------
 ROBERT EDWARD LEWIS

 KRISTIAN PHILIP MOOR       Director and Chairman    June 29, 2006
 ------------------------
 KRISTIAN PHILIP MOOR

 WIN JAY NEUGER                    Director          June 29, 2006
 ------------------------
 WIN JAY NEUGER

 ROBERT S. SCHIMEK          Director, Senior Vice    June 29, 2006
 ------------------------  President and Treasurer
 ROBERT S. SCHIMEK

 NICHOLAS SHAW TYLER               Director          June 29, 2006
 ------------------------
 NICHOLAS SHAW TYLER

 NICHOLAS CHARLES WALSH            Director          June 29, 2006
 ------------------------
 NICHOLAS CHARLES WALSH

                                      2